BUSINESS FIRST BANCSHARES

Q4 2020 Results


BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

Table of Contents

Legal Disclosures

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. Actual results will also be significantly impacted by the effects of the ongoing COVID-19 pandemic, including, among other effects: the impact of the public health crisis; the extent and duration of closures of businesses, including our branches, vendors and customers; the operation of financial markets; employment levels; market liquidity; the impact of various actions taken in response by the U.S. federal government, the Federal Reserve, other banking regulators, state and local governments; the adequacy of our allowance for loan losses in relation to potential losses in our loan portfolio; and the impact that all of these factors have on our borrowers, other customers, vendors and counterparties. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020 (as amended and in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.


Thoughtful, Disiplined Decision Making
Relationship Driven Team
b1
Meaningful Communication
Striving To Be The Best Through Continual Improvement
Doing the Right Thing The Right Way

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions, they are the core of our culture, driving our day-to-day interactions between employees, and with our clients to make a positive impact on the communities we serve.

Forbes 2020
BEST-IN-STATE BANKS
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LOUISIANA

BUSINESS REPORT'S 2020
BEST PLACES to WORK
IN BATON ROUGE

Business First Bancshares, Inc. Overview

Company Overview

Ticker: BFST (NASDAQ)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Geographically diversified portfolio across I-10 and I-20 corridors
- #1 deposit market share in Louisiana for Louisiana-headquartered community banks
- Two DFW metroplex locations totaling $404.6 million in assets
- Third DFW location with targeted opening late 1Q21 in Frisco
- Completed Pedestal acquisition on May 1, 2020, marking the fourth successful acquisition in five years
- Participated in Main Street Lending Program successfully helping 45 clients with $327.8 million in loans

Financial Highlights of 4Q20 ($ millions)	
Assets	$4,160
Gross Loans Held for Investments	$2,991
Deposits	$3,617
Loan-to-Deposit Ratio	82.7%
Core ROAA[(1)]	1.40%
Core ROAE[(1)]	14.17%
Core Efficiency Ratio[(1)]	59.30%
NPLs/Total Loans(HFI)[(2)]	0.35%
Community Bank Leverage Ratio[(3)]	9.24%
TCE/TA[(1)]	8.45%

BFST Footprint



Dallas
Shreveport
Monroe
Lake Charles
Lafayette
Baton Rouge
New Orleans
Existing Banking Center
Pending Banking Center

LOUISIANA[(4)]

Rank	Institution (ST)	Deposits ($mm)	Market Share (%)
1	Capital One Financial Corp. (VA)	22,028	17.8
2	JPMorgan Chase & Co. (NY)	20,800	16.8
3	Hancock Whitney Corp. (MS)	16,299	13.2
4	First Horizon National Corp. (TN)	9,870	8.0
5	Regions Financial Corp. (AL)	8,126	6.6
6	**Bus. First Bancshares Inc. (LA)**	**3,143**	**2.5**
7	Origin Bancorp Inc. (LA)	2,601	2.1

BFST operates 42 banking centers across Louisiana and Texas

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accruing interest income over the expected life of the loans.
(3) Community Bank Leverage Ratio at December 31, 2020 is bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2021.
(4) FDIC deposit data as of June 30, 2020. Data Source: S&P Global Market Intelligence.

Corporate History – Strategic Context



Start-Up
Priority: Growth
Chartered in Baton Rouge, La. Quickly expanded post-Katrina into Shreveport, Northshore, Lafayette, Lake Charles & Houma.
Foundation Building
Priority: Health
Strengthening of balance sheet, development of processes/procedures, prioritization of regulatory relationship.
Acquisitions and Organic Growth
Priority: Healthy Growth
Expanded into New Orleans DFW, listed on NASDAQ: BFST, completed institutional investor-led equity and debt raises, completed four mergers
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Total Assets ($Millions):														
$110	$392	$546	$667	$657	$652	$681	$684	$685	$1,076	$1,106	$1,321	$2,095	$2,274	$4,160

Note: All periods as of December 31.

Current Footprint



Dallas
Fort Worth
North
Louisiana
Southwest
Louisiana
Capitol
Region
Southeast
Louisiana

Dallas Fort Worth Region

# of Banking Centers:	2
Total Loans:	$404.6
Total Deposits:	$185.0

North Louisiana Region

# of Banking Centers:	10
Total Loans:	$603.5
Total Deposits:	$765.9

Capitol Region

# of Banking Centers:	9
Total Loans:	$520.7
Total Deposits:	$712.9

Southwest Louisiana Region

# of Banking Centers:	13
Total Loans:	$672.0
Total Deposits:	$1,001.2

Southeast Louisiana Region

# of Banking Centers:	8
Total Loans:	$805.6
Total Deposits:	$804.3

Note: Data as of December 31, 2020. Dollars in millions. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

Balance Sheet

For the quarter ended, $ millions	12/31/2020	Change vs. 9/30/2020	Change vs. 12/31/2019	Highlights
Gross Loans (Excl. HFS)	$2,991.4	-3%	75%	- Reduction in loan growth largely attributable to PPP loan forgiveness of $82.2 million - PPP balances totalling approximately $315.5 million at year end
ALLL + Fair Value Discount on Acquired Loans	$57.6	-2%	268%	- ALLL increased by $1.68 million, 8.3%, from 0.66% to 0.74% of loans. Discount of $35.6 million; 95% attributed to Pedestal acquisition. ALLL + Fair Value Discount on Acquired Loans as a percentage of total loans excluding SBA PPP of 2.12%
Investment Securities	$640.6	17%	130%	- Increase in securities portfolio of $93.1 million due to increased liquidity from PPP loan forgiveness and deposit growth
Deposits	$3,616.7	12%	103%	- $380.4 million in deposit growth across 4 areas: MSLP customers (new relationships), hurricane-related insurance deposits, seasonal municipal taxes, and organic deposit growth
Federal Reserve Borrowings	$0.0	-100%	–	- Paid off the PPP liquidity facility funding of $107.1 million during 4Q20
FHLB Borrowings	$43.1	-63%	-54%	- Paid off $74.0 million during 4Q20
Total Equity	$410.0	3%	44%	- Equity increased $11.8 million. Post acquisiton earnings power is beginning to show capital accretion

Balance Sheet Ratios, $ actual	12/31/2020	Actual 9/30/2020	Actual 12/31/2019
Community Bank Leverage Ratio[1]	9.24 %	8.74 %	10.56 %
Tangible Common Equity / Tangible Assets[2]	8.45 %	8.59 %	10.36 %
Tangible Book Value Per Share[2]	$16.80	$16.18	$17.31
Gross Loans (Excl. HFS) / Deposits	82.71 %	95.25 %	95.97 %

(1) Community Bank Leverage Ratio at December 31, 2020 is bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2021.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

Quarterly Financial Highlights

		For the Quarter Ended,				
		12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Profitability	Diluted Earnings per Common Share	$0.67	$0.46	$0.11	$0.34	$0.42
	ROAA	1.37 %	0.98 %	0.23 %	0.80 %	1.04 %
	ROAE	13.86	9.85	2.35	6.31	8.18
	Net Interest Margin	4.26	4.06	3.89	3.93	4.08
	Efficiency Ratio	60.27	65.65	77.40	72.39	66.50
	Core Pre-Tax, Pre-Provision Income[1] in millions	$19.924	$15.944	$14.691	$7.504	$7.859
	Core Diluted Earnings Per Common Share[1]	$0.68	$0.53	$0.41	$0.37	$0.45
	Core ROAA[1]	1.40 %	1.12 %	0.84 %	0.89 %	1.11 %
	Core ROAE[1]	14.17	11.28	8.41	6.97	8.70
	Core Net Interest Margin[1]	3.99	3.81	3.71	3.88	3.92
	Core Efficiency Ratio[1]	59.30	61.75	59.10	67.18	65.81
Capital	Community Bank Leverage Ratio[2]	9.24 %	8.74 %	9.18 %	10.27 %	10.56 %
	Tangible Common Equity / Tangible Assets[1]	8.45 %	8.59 %	8.27 %	10.17 %	10.36 %
	Tangible Book Value Per Share[1]	$16.80	$16.18	$15.59	$17.38	$17.31
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.35 %	0.32 %	0.39 %	0.57 %	0.53 %
	Allowance for Loan Losses / Loans (Excl. HFS)	0.74	0.66	0.62	0.75	0.71
	ALLL + FV Discount on Acquired Lns/ Loans (Excl. HFS)	1.90	1.88	2.07	0.93	0.91
	NCOs / Average Loans	0.01	0.03	0.00	0.01	0.01

- Strong 4Q20 ROAA driven by PPP fee acceleration, the Main Street Lending Program, and the successful integration of Pedestal acquisition
- 4Q20 earnings power drives meaningful quarter over quarter tangible book value improvement
- Asset Quality remains steady while building loan loss reserve

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Community Bank Leverage Ratio at December 31, 2020 is bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2021.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Yield / Rate Analysis

Loans

Yield excludes SBA PPP Loans

SBA PPP Yield of 4.66% (inclusive of fees)

37% variable rate portfolio

- 49.4% of variable rate loans have a floor of 4% or higher

63% fixed rate portfolio with a weighted average maturity of 3.73 years

Investments

Structured as a source of liquidity

Weighted average life of 4.5 years

Weighted average yield of 1.99%

Deposits

Interest bearing deposit prices continue to decrease

Organic deposit growth provides strategic options for continued deposit repricing and continued balance sheet restructure



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.82%
5.55%
5.61%
5.65%
5.59%
4.08%
3.93%
3.89%
4.06%
4.26%
3.92%
3.88%
3.71%
3.81%
3.99%
1.75%
1.52%
1.40%
0.96%
0.77%
0.65%
1.14%
1.07%
0.67%
0.54%
0.45%
0.25%
0.25%
0.25%
0.25%
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
NIM
Core NIM(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Target Fed Funds Rate

Note: Chart based on GAAP data.

(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

(2) Excludes CDARS balances.

Record Financial Results in FY 2020

Transformative FY 2020

Loan growth of $1.28 billion, or 75%, driven by Pedestal acquisition, PPP lending, and 2020 organic loan growth of 6.29%

Deposit growth of $1.84 billion, or 103%, driven by:

- Pedestal acquisition
- New relationships as a result of PPP and MSLP
- New FIG Group
- Normal organic deposit gathering

Stable NIM driven by loan and deposit growth, consistent loan yield, and the reduction of interest expense by approximately 5%.

Improved core efficiency ratio(3) post-closing of the Pedestal transaction, achieved through scale efficiencies and footprint re-distribution

- 2019: 63.4%
- 2020: 61.1%



Gross Loans
$811.1
$975.5
$1,528.5
$1,710.3
$2,991.4
2016Y
2017Y
2018Y
2019Y
2020Y
Total Deposits
$932.8
$1,055.5
$1,733.9
$1,782.0
$3,616.7
2016Y
2017Y
2018Y
2019Y
2020Y
Net Income(1)
$5.3
$5.1
$4.8
$4.8
$16.8
$14.1
$24.6
$23.8
$37.5
$30.0
2016Y
2017Y
2018Y
2019Y
2020Y
ROAA(1)
0.47%
0.45%
0.40%
0.40%
1.00%
0.84%
1.15%
1.11%
1.09%
0.88%
2016Y
2017Y
2018Y
2019Y
2020Y
NIM(2)
3.64%
3.51%
4.01%
3.64%
4.02%
3.94%
4.10%
3.97%
4.06%
3.85%
2016Y
2017Y
2018Y
2019Y
2020Y
Efficiency Ratio
82.0%
73.7%
71.8%
64.4%
67.8%
2016Y
2017Y
2018Y
2019Y
2020Y

Note: Dollars in millions.
(1) The orange shaded areas represent core results which are non-GAAP financial measures. See appendix for applicable reconciliation.
(2) The blue shaded areas represent core results which are non-GAAP financial measures. See appendix for applicable reconciliation.
(3) Non-GAAP financial measure. See appendix for reconciliation.

Profitability and Valuation Peer Comparison


ROAA (FY 2020)
0.88%
0.74%
0.94%
1.09%
BFST
Gulf South Peers(1)
Nationwide Peers(2)
BFST Core(3)


ROAE (FY 2020)
8.4%
6.9%
8.6%
10.51%
BFST
Gulf South Peers(1)
Nationwide Peers(2)
BFST Core(3)


Efficiency Ratio (FY 2020)
67.8%
60.1%
60.7%
61.1%
BFST
Gulf South Peers(1)
Nationwide Peers(2)
BFST Core(3)


Price/TBVPS (FY 2020)
1.27x
1.12x
1.18x
BFST
Gulf South Peers(1)
Nationwide Peers(2)


Price/EPS (FY 2020)
13.5x
14.8x
11.8x
10.8x
BFST
Gulf South Peers(1)
Nationwide Peers(2)
BFST Core(3)


Price/PTPP EPS (FY 2020)
8.4x
6.7x
6.9x
7.0x
BFST
Gulf South Peers(1)
Nationwide Peers(2)
BFST Core(3)

(1) Analysis is based on mean consensus analyst estimates, market data, and current consensus FY 2020 Estimates as of January 19, 2021. Gulf South Peer Group includes: OBNK, FBMS, HBCP, ISTR, PGBI, RRBI. Figures reflect median values.

(2) Analysis is based on mean consensus analyst estimates, market data, and current consensus FY 2020 Estimates as of January 19, 2021. Nationwide Peer Group includes major exchange traded banks between $2B-$5B in assets with published analyst estimates; excludes merger targets and ethnically-focused banks. Figures reflect median values.

(3) Non-GAAP financial measure. See appendix for reconciliation.

COVID-19 Ongoing Pandemic Response

All locations are open. Traffic at locations is 3% lower than pre-COVID-19

Staffing

Approximately 20% of all employees are working remotely

Non-frontline staff working remotely is a higher percentage at 54%

COVID-19 Deferral Assistance Program

Only $3.3 million in COVID-19 deferred loans still remain in the deferral period (0.5% of original Deferral Assistance Program balances). Remaining loan balances represent an immaterial percentage of the total loan portfolio

In addition to the Deferral Assistance Program, interest only modifications were granted to seasoned, highly-rated loan relationships. Loans currently in the interest only period account for approximately 3.6% of the total loan portfolio.

Participation in Paycheck Protection Program ("PPP")

Participation resulted in approximately 2,800 loans totaling $397.7 million. Remaining PPP loan balances of $315.5 million following $82.2 million in loan forgiveness. Average loan size of $131 thousand for remaining portfolio

The Bank implemented use of the Numerated platform. The program documents the process from application to funding to eventual forgiveness

The Bank plans to participate in Phase 2

Participation in Main Street Lending Program

Originated 45 loans with an outstanding balance of $327.8 million for the year

The Bank retained $16.4 million of the loan balances with an average balance of $364,000

Note: Data is as of December 31, 2020, and is based on outstanding loan balance before accounting adjustments.

Loan Composition



Home Equity Loans, 2.8%
Farmland, 2.1%
Multi-Family, 3.6%
Consumer & Other, 3.6%
Commercial, 21.6%
1-4 Family, 14.7%
NOOCRE, 18.6%
Construction & Land, 15.1%
OOCRE, 17.9%

COMMERCIAL

Outstanding:	$578 million
Unfunded:	$320 million
Average Loan:	$178 thousand
NPL %[1]:	0.39%

NOOCRE

Outstanding:	$496 million
Unfunded:	$26 million
Average Loan:	$881 thousand
NPL %[1]:	0.13%

OOCRE

Outstanding:	$479 million
Unfunded:	$3 million
Average Loan:	$508 thousand
NPL %[1]:	0.58%

1-4 FAMILY

Outstanding:	$403 million
Unfunded:	$11 million
Average Loan:	$118 thousand
NPL %[1]:	0.72%

CONSTRUCTION & LAND

Outstanding:	$394 million
Unfunded:	$147 million
Average Loan:	$271 thousand
NPL %[1]:	0.25%

Note: Loan composition based on regulatory data and excludes SBA PPP loans as of December 31, 2020.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Loan Composition: Commercial



Commercial Loans By Collateral
Cash/Securities, 6.6%
Agricultural, 5.3%
AR & Inventory, 32.5%
All Other, 14.8%
Titled Collateral, 16.9%
Equipment, 23.9%

Weighted average maturity of Commercial portfolio is 2.75 years

Line of Credit usage monitoring took place daily from March 16, 2020 through 2Q20 and continued weekly through 3Q20



Commercial Line Utilization
Weekly Average Utilization: 39.5%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1-Oct
8-Oct
15-Oct
22-Oct
29-Oct
5-Nov
12-Nov
19-Nov
26-Nov
3-Dec
10-Dec
17-Dec
24-Dec
31-Dec

Note: Data is as of December 31, 2020. Percentages based on loan balances before accounting adjustments and excludes SBA PPP loan balances.

Loan Composition: Commercial Real Estate

Owner – Occupied CRE makes up approximately 49% of total CRE lending

C&D and Total CRE concentrations of 106% and 262%, respectively[1]

C&D Composition



7.4%
17.0%
2.7%
3.5%
4.9%
9.6%
12.4%
13.4%
4.6%
24.4%

C&D Portfolio	
Raw Land	17.0%
Vacant Residential Lots	9.6%
Vacant Commercial Lots	13.4%
Land Development - Residential	24.4%
Residential Construction - OORE	4.6%
Residential Construction - Non OORE	12.4%
Commercial Construction - Retail	4.9%
Commercial Construction - Office	3.5%
Commercial Construction - Apartment/Multi-Family	2.7%
Commercial Construction - Other	7.4%
Total C&D	**100.0%**
Total C&D Portfolio	**$403,065**
Average Loan Size	**$277**

CRE Composition - Owner Occupied



2.6%
6.7%
17.7%
10.9%
12.4%
49.7%

Owner Occupied CRE Portfolio	
Hotel/Motel	2.6%
Office Building	6.7%
Office/Warehouse	10.9%
Retail	12.4%
Commercial Building	49.7%
Other	17.7%
Total CRE - Owner Occupied	**100.0%**
Total CRE - Owner Occupied Portfolio	**$478,856**
Average Loan Size	**$508**

CRE Composition - Income Producing



12.1%
8.8%
14.1%
4.9%
4.5%
39.2%
9.2%
7.3%

Income Producing CRE Portfolio	
Hotel/Motel	8.8%
Office Building	14.1%
Office/Warehouse	4.9%
Warehouse	4.5%
Retail - Single Tenant	9.2%
Retail - Multi Tenant	7.3%
Commercial Building	39.2%
Other	12.1%
Total CRE - Income Producing	**100.0%**
Total CRE - Income Producing Portfolio	**$496,198**
Average Loan Size	**$881**

Note: Dollars in thousands. Loan composition and C&D/CRE concentration ratios as of December 31, 2020. Concentration ratios represent bank-level data.
(1) Expressed as a percentage of total risk-based capital.

Sectors in Focus: Industry Composition



Retail, 8.6%
Oil and Gas, 7.6%
Hotel and Motels, 3.1%
Food and Drink Services, 2.3%
Other Hospitality, 1.2%
All Others, 77.2%

Loan portfolio sectors of internal focus determined by current market conditions

- Oil & Gas volatility
- Economic uncertainty related to COVID

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Sectors in Focus	$618,694	22.8%	$527	$1,979	0.32%	$2,768	0.45%
All Other	$2,089,473	77.2%	$146	$12,002	0.57%	$7,817	0.36%
TOTAL	**$2,708,167**	**100.0%**	**$181**	**$13,981**	**0.52%**	**$10,586**	**0.39%**

Note: Dollars in thousands. Data is as of December 31, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Oil and Gas Lending

Oil and Gas Loans By Function


Repairs & Maintenance, 17.9%
Equipment Sales and Rental, 17.4%
Transportation, 17.3%
Professional Services, 16.9%
Manufacturing, 10.8%
Construction, 10.0%
Other, 9.8%

ALLL + Fair Value Discount on Acquired Loans for Oil and Gas loans totals $13.7 million

- 7% of Oil and Gas Portfolio balances
- $11.8 million is related to Pedestal loans

No Shared National Credits in Oil & Gas portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Repairs & Maintenance	$37,127	1.4%	$523	$0	0.00%	$394	1.06%
Equipment Sales and Rental	$36,121	1.3%	$509	$0	0.00%	$0	0.00%
Transportation	$35,737	1.3%	$384	$385	1.08%	$27	0.08%
Professional Services	$34,982	1.3%	$448	$0	0.00%	$0	0.00%
Manufacturing	$22,298	0.8%	$413	$0	0.00%	$0	0.00%
Construction	$20,650	0.8%	$405	$669	3.24%	$44	0.21%
Other	$20,236	0.7%	$471	$110	0.54%	$0	0.00%
TOTAL	**$207,151**	**7.6%**	**$449**	**$1,163**	**0.56%**	**$465**	**0.22%**

Note: Dollars in thousands. Data is as of December 31, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Retail Lending



Retail
Retail non CRE, 8.2%
Multi-Tenant, 33.6%
Single Tenant, 58.2%

No significant concentrations across the portfolio.

Approximately 60.8% of Single Tenant is owner-occupied

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Single Tenant	$135,243	5.0%	$552	$253	0.19%	$121	0.09%
Multi-Tenant	$78,108	2.9%	$1,370	$0	0.00%	$0	0.00%
Retail Exposure non CRE	$19,103	0.7%	$133	$562	2.94%	$407	2.13%
TOTAL	**$232,454**	**8.6%**	**$521**	**$815**	**0.35%**	**$528**	**0.23%**

Note: Dollars in thousands. Data is as of December 31, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Sectors in Focus: Hospitality Lending



Hotels and Motels
NonFlagged Hotels & Motels, 9.9%
Short-Term, Stay/Bed & Breakfast, 10.0%
Flagged Hotels and Motels, 80.0%



Food and Drink Services
Bars, Taverns, Pubs, 3.7%
Caterers, 0.3%
Restaurant Suppliers, 3.9%
Full-Service Restaurants, 48.3%
Limited-Service Restaurants, 43.8%

	Outstanding Balance	% of Total Loans	Ln Count	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Hotels and Motels	$84,795	3.1%	48	$1,767	$0	0.00%	$30	0.03%
Food and Drink Services	$62,042	2.3%	161	$385	$0	0.00%	$1,660	2.68%
Event and Banquet	$12,975	0.5%	21	$618	$0	0.00%	$0	0.00%
Other Hospitality	$20,847	0.8%	9	$2,316	$0	0.00%	$0	0.00%
TOTAL	**$180,659**	**6.6%**	**239**	**$756**	**$0**	**0.00%**	**$1,690**	**0.94%**

Note: Dollars in thousands. Data is as of December 31, 2020. Loan balances based on balances before accounting adjustments and excludes SBA PPP loan balances.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Stable Credit Performance

Past Due Loans[1]


0.18%
0.35%
0.29%
0.27%
0.44%
0.41%
$3.0
$6.2
$8.6
$8.5
$13.2
4Q19
1Q20
2Q20
3Q20
4Q20
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans[1]


0.53%
0.57%
0.39%
0.32%
0.35%
0.84%
$9.0
$10.1
$11.8
$10.0
$10.6
4Q19
1Q20
2Q20
3Q20
4Q20
Nonperforming Loans to Total Loans
Peer Average
NPLs

ALLL & FV Discount[2]


0.91%
0.93%
2.07%
1.88%
1.90%
0.71%
0.75%
0.62%
0.66%
0.74%
4Q19
1Q20
2Q20
3Q20
4Q20
ALLL+Discount to Total Loans
ALLL to Total Loans

Net Charge-offs


0.01%
0.01%
0.00%
0.03%
0.01%
0.06%
4Q19
1Q20
2Q20
3Q20
4Q20
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 3Q20 of Gulf South Peer Group defined as: FBMS, FGBI, HBCP, ISTR, OBNK, RRBI

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(2) Total Loans includes SBA PPP loan balances.

Liquidity



CDARS, 7.2%
Brokered Deposits, 0.1%
Long-term, 1.6%
Short-term, 0.7%
Time Deposits, 19.3%
Non-Interest Bearing, 31.4%
MMDA & Savings, 23.5%
NOW & Other, 16.3%
Core Transaction
Borrowings
Brokered

Liquidity Sources	
FHLB Borrowing Capacity	$1,033.0
Unencumbered Securities	$339.0
Cash Reserves	$225.0
Fed Funds Lines Available	$126.0
FRB Discount Window[1]	$350.0
TOTAL	$2,073.0

Note: Liquidity data as of December 31, 2020. Liquidity Sources amounts in millions.
1) Estimate based on pledging

Appendix

Historical Financial Summary

	For the Fiscal Year Ended December 31,					
	2015	2016	2017	2018	2019	2020
Balance Sheet & Capital						
Total Assets	$1,076,089	$1,105,841	$1,321,256	$2,094,896	$2,273,835	$4,160,360
Gross Loans (Excl. HFS)	772,392	810,951	975,284	1,528,469	1,710,265	2,991,355
Deposits	904,236	932,795	1,055,533	1,733,934	1,782,010	3,616,679
Total Equity	112,449	113,559	179,935	260,058	285,097	409,963
Tangible Common Equity / Tangible Assets[1]	9.95 %	9.52 %	13.04 %	9.90 %	10.36 %	8.45 %
Community Bank Leverage Ratio[2]	10.08	9.67	13.53	11.66	10.56	9.24
Net Loans (Excl. HFS) / Assets	71.10 %	72.60 %	73.15 %	72.43 %	74.68 %	71.37 %
Gross Loans (Excl. HFS) / Deposits	85.42	86.94	92.40	88.15	95.97	82.71
NIB Deposits / Deposits	24.61	23.98	25.07	22.05	22.38	32.19
Commercial Loans / Loans (Excl. HFS)[3]	23.99	26.28	26.09	23.79	24.27	21.60
C&D / Total Risk-Based Capital[4]	84.5 %	80.1 %	118.8 %	94.6 %	96.0 %	106.0 %
CRE / Total Risk-Based Capital[4]	234.3	220.2	286.1	216.4	222.5	262.0
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	1.03 %	0.90 %	1.30 %	0.93 %	0.53 %	0.35 %
NPAs / Assets (Excl. TDRs)[5]	0.93	0.77	0.98	0.77	0.58	0.48
Reserves / Loans (Excl. HFS)	0.94	1.01	0.90	0.73	0.71	0.74
NCOs / Average Loans	0.08	0.04	0.41	0.00	0.10	0.06
Profitability Ratios						
Net Income	$4,096	$5,111	$4,848	$14,091	$23,772	$29,994
ROAA	0.41 %	0.45 %	0.40 %	0.84 %	1.11 %	0.88 %
ROAE	3.89	4.42	3.68	7.04	8.70	8.42
Net Interest Margin	3.68 %	3.64 %	4.01 %	4.02 %	4.10 %	4.06 %
Efficiency Ratio	81.70	82.00	73.70	71.78	64.37	67.75
Non-Interest Income / Avg. Assets	0.32	0.46	0.47	0.46	0.50	0.63
Non-Interest Expense / Avg. Assets	3.05	3.11	3.07	2.99	2.74	2.95

Note: Dollars in thousands.
(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.
(2) Community Bank Leverage Ratio at December 31, 2020 is bank-level. Consolidated capital ratios will not be available until the FR Y-9C is filed in February 2021.
(3) Excludes SBA PPP loans.
(4) Calculated at the bank level based on FDIC call report data.
(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Commercial Real Estate – Historical Performance

	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 68,503
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	183,401	334,562
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**244,181**	**403,065**
% of Total Loans (1)	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*14.2%*	*14.8%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*96.0%*	*106.0%*
Multi-Family Properties	26,058	22,737	20,717	39,273	36,454	95,707
Commercial Rental	140,150	135,901	174,552	226,723	284,795	496,198
Other Loans for Real Estate Purposes (2)	7,333	6,541	6,869	5,731	708	736
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 566,138**	**$ 995,706**
% of Total Loans (1)	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*33.0%*	*36.6%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*222.5%*	*262.0%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 696,148	$ 1,191,282
Credit Ratings						
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	0.5%	1.7%
Classified %	5.6%	1.7%	1.1%	0.9%	0.9%	0.7%
Total Watch List % (3)	9.5%	5.9%	2.3%	2.5%	1.4%	2.4%
Past Dues (4)						
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,578
Past Due 90 days or more	-	-	-	-	-	77
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,654
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.2%*
Net Charge Offs YTD (5)	$ 99	$ (431)	$ 9	$ (322)	$ (2)	$ 14
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*

Note: Dollars in thousands.

(1) Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(2) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) Percentage based on CRE loans outstanding.
(4) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(5) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

Oil and Gas Lending – Historical Performance

	Q1'15	Q4'15	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20
Upstream	$ 6,395	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 2,305
Midstream	16,072	17,422	35,024	25,490	18,148	6,518	$ 1,669
Downstream	13,279	14,248	11,766	10,144	8,578	4,511	$ 467
Support / Services	77,520	79,313	73,142	70,765	86,802	77,221	$ 202,710
Total Energy Exposure	**$ 113,265**	**$ 124,862**	**$ 134,323**	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**
% of Total Loans	*19.5%*	*16.0%*	*16.4%*	*12.7%*	*8.2%*	*5.7%*	*7.6%*
% of Total Bank Capital	*133.1%*	*110.5%*	*113.9%*	*103.0%*	*56.5%*	*38.5%*	*54.5%*
Total Committed Energy Loans	$ 145,609	$ 160,537	$ 178,151	$ 160,313	$ 178,073	$ 146,138	$ 279,573
Credit Ratings							
Pass-Watch / Special Mention %	8.4%	27.1%	17.1%	17.5%	8.6%	12.1%	8.7%
Classified %	0.0%	0.8%	5.7%	3.1%	7.0%	3.6%	3.2%
Total Watch List % (1)	8.4%	27.8%	22.7%	20.6%	15.6%	15.7%	12.0%
Past Dues (2)							
Nonaccrual Loans	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 394
Past Due 90 days or more	-	-	-	-	-	-	71
Total Past Due	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 465
Total Past Due / Total Energy Loans	*0.0%*	*0.8%*	*0.8%*	*3.1%*	*1.6%*	*0.0%*	*0.2%*
Net Charge Offs YTD	$ -	$ 612	$ 667	$ 2,889	$ -	$ 1,500	$ 251
Net Charge Offs YTD/ Energy Loans	*0.0%*	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.1%*

Note: Dollars in thousands. Total Loans based on outstanding loan balances prior to accounting adjustments and exclude SBA PPP loan balances.
(1) Percentage based on Energy loans outstanding.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA, NIM

	For the Year Ended December 31,						Fiscal Quarter				
	2015	2016	2017	2018	2019	2020	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19
Core Net Income:											
Net Income	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 13,834	$ 9,609	$ 2,052	$ 4,499	$ 5,759
Adjustments[1]:											
Sale of Impaired Credit	$ -	$ -	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -
Deferred Tax Asset write-down	$ -	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ (280)	$ 568	$ 277	$ (125)	$ 502	$ -	$ (100)	$ 99
(Gain)/Loss on Sale of Securities	$ -	$ -	$ -	$ (6)	$ (84)	$ (107)	$ (12)	$ (75)	$ -	$ (20)	$ (17)
(Gain)/Loss on Sale of Banking Center					$ (243)	$ -	$ -	$ -	$ -	$ -	$ 216
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ 69	$ -	$ -	$ -	$ -	$ -	$ -
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -	$ (530)	$ -	$ -	$ -	$ (530)	$ -
Acquisition-related expenses	$ 758	$ 187	$ 129	$ 2,945	$ 603	$ 7,832	$ 448	$ 966	$ 5,298	$ 1,121	$ 65
Core Net Income	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 37,466	$ 14,145	$ 11,001	$ 7,350	$ 4,970	$ 6,122
Core Return on Average Assets:											
Net Income	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 13,834	$ 9,609	$ 2,052	$ 4,499	$ 5,759
Core Net Income	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 24,614	$ 37,466	$ 14,145	$ 11,001	$ 7,350	$ 4,970	$ 6,122
Average Assets	$999,487	$1,127,773	$1,199,788	$1,682,177	$2,136,081	$3,426,120	$ 4,029,660	$ 3,933,631	$ 3,496,074	$ 2,244,584	$ 2,209,182
ROAA	0.41%	0.45%	0.40%	0.84%	1.11%	0.88%	1.37%	0.98%	0.23%	0.80%	1.04%
Core ROAA	0.49%	0.47%	0.40%	1.00%	1.15%	1.09%	1.40%	1.12%	0.84%	0.89%	1.11%
ROAE	3.89%	4.42%	3.68%	7.04%	8.70%	8.42%	13.86%	9.85%	2.35%	6.31%	8.18%
Core ROAE	4.61%	4.58%	3.67%	8.38%	9.01%	10.51%	14.17%	11.28%	8.41%	6.97%	8.69%
Average Diluted Shares Outstanding	n/a	n/a	8,003,822	11,545,943	13,670,777	18,243,445	20,726,648	20,704,444	18,121,968	13,367,276	13,638,168
Diluted Earnings per Common Share			60.57%	$ 1.22	$ 1.74	$ 1.64	$ 0.67	$ 0.46	$ 0.11	$ 0.34	$ 0.42
Core Diluted Earnings per Common Share			60.35%	$ 1.45	$ 1.80	$ 2.05	$ 0.68	$ 0.53	$ 0.41	$ 0.37	$ 0.45
Core Net Interest Margin:											
Net Interest Income	$ 34,150	$ 37,592	$ 44,372	$ 62,229	$ 80,198	$ 127,646	$ 39,584	$ 36,932	$ 30,919	$ 20,211	$ 20,627
Adjustments:											
Loan purchase discount accretion	(1,961)	(1,363)	(4,135)	(1,278)	(2,602)	(6,592)	(2,567)	(2,270)	(1,465)	(290)	(800)
Core Net Interest Income	$ 32,189	$ 36,229	$ 40,237	$ 60,951	$ 77,596	$ 121,054	$ 37,017	$ 34,662	$ 29,454	$ 19,921	$ 19,827
Average Interest-earning Assets	$927,484	$1,032,618	$1,106,123	$1,547,806	$1,956,719	$3,145,743	$ 3,714,828	$ 3,636,383	$ 3,176,156	$ 2,055,603	$ 2,020,629
Net Interest Margin	3.68%	3.64%	4.01%	4.02%	4.10%	4.06%	4.26%	4.06%	3.89%	3.93%	4.08%
Core Net Interest Margin	3.47%	3.51%	3.64%	3.94%	3.97%	3.85%	3.99%	3.81%	3.71%	3.88%	3.92%

Note: Dollars in thousands.
(1) Adjustments are net of tax.

TCE / TBV

	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19
	Fiscal Quarter				
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 409,963	$ 398,086	$ 386,336	$ 282,030	$ 285,097
Adjustments:					
Goodwill	(53,862)	(53,627)	(53,649)	(48,495)	(48,495)
Core deposit and other intangibles	(9,734)	(10,061)	(10,389)	(6,471)	(6,694)
Total Tangible Common Equity	$ 346,367	$ 334,398	$ 322,298	$ 227,064	$ 229,908
Tangible Assets					
Total Assets	$4,160,360	$3,954,670	$3,961,138	$2,287,662	$2,273,835
Adjustments:					
Goodwill	(53,862)	(53,627)	(53,649)	(48,495)	(48,495)
Core deposit and other intangibles	(9,734)	(10,061)	(10,389)	(6,471)	(6,694)
Total Tangible Assets	$4,096,764	$3,890,982	$3,897,100	$2,232,696	$2,218,646
Common Equity to Total Assets	9.9%	10.1%	9.8%	12.3%	12.5%
Tangible Common Equity to Tangible Assets	8.5%	8.6%	8.3%	10.2%	10.4%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 409,963	$ 398,086	$ 386,336	$ 282,030	$ 285,097
Adjustments:					
Goodwill	(53,862)	(53,627)	(53,649)	(48,495)	(48,495)
Core deposit and other intangibles	(9,734)	(10,061)	(10,389)	(6,471)	(6,694)
Total Tangible Common Equity	$ 346,367	$ 334,398	$ 322,298	$ 227,064	$ 229,908
Common shares outstanding	20,621,437	20,667,237	20,667,237	13,067,987	13,279,363
Book Value per Common Share	$ 19.88	$ 19.26	$ 18.69	$ 21.58	$ 21.47
Tangible Book Value per Common Share	$ 16.80	$ 16.18	$ 15.59	$ 17.38	$ 17.31

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV						
	For the Year Ended December 31,					
	2015	2016	2017	2018	2019	2020
Tangible Common Equity / Tangible Assets:						
Tangible Common Equity						
Total Shareholders' Equity	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097	$ 409,963
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Common Equity	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908	$ 346,367
Tangible Assets						
Total Assets	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896	$ 2,273,835	$ 4,160,360
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Assets	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523	$ 2,218,646	$ 4,096,764
Common Equity to Total Assets	10.4%	10.3%	13.6%	12.4%	12.5%	9.9%
Tangible Common Equity to Tangible Assets	10.0%	9.5%	13.0%	9.9%	10.4%	8.5%
Tangible Book Value per Share:						
Tangible Common Equity						
Total Shareholders' Equity	$ 112,449	$ 113,559	$ 179,935	$ 260,058	$ 285,097	$ 409,963
Adjustments:						
Goodwill	(3,376)	(6,824)	(6,824)	(49,488)	(48,495)	(53,862)
Core deposit and other intangibles	(2,555)	(2,279)	(2,003)	(7,885)	(6,694)	(9,734)
Total Tangible Common Equity	$ 106,518	$ 104,456	$ 171,108	$ 202,685	$ 229,908	$ 346,367
Common shares outstanding	7,035,913	6,916,673	10,232,495	13,213,280	13,279,363	20,621,437
Book Value per Common Share	$ 15.98	$ 16.42	$ 17.58	$ 19.68	$ 21.47	$ 19.88
Tangible Book Value per Common Share	$ 15.14	$ 15.10	$ 16.72	$ 15.34	$ 17.31	$ 16.80

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

Efficiency Ratio							
	Fiscal Quarter					For the Year Ended December 31,	
	Q4'20	Q3'20	Q2'20	Q1'20	Q4'19	2020	2019
Core Efficiency Ratio:							
Noninterest Expense	$ 29,602	$ 26,951	$ 27,797	$ 16,643	$ 15,203	$ 100,993	$ 58,448
Core Adjustments	$ (568)	$ (1,206)	$ (6,573)	$ (1,283)	$ (76)	$ (9,630)	$ (837)
Net Interest and Noninterest Income	$ 49,116	$ 41,054	$ 35,915	$ 22,990	$ 22,861	$ 149,075	$ 90,800
Core Adjustments	$ (158)	$ 635	$ -	$ (126)	$ 125	$ 351	$ 47
Efficiency Ratio	60.27%	65.65%	77.40%	72.39%	66.50%	67.75%	64.37%
Core Efficiency Ratio	59.30%	61.75%	59.10%	67.18%	65.81%	61.14%	63.42%

Note: Dollars in thousands.

Reconciliation of Non-GAAP Financial Measures

Core Pre-tax, Pre-provision Earnings										
	Fiscal Quarter									
	Q4'20		Q3'20		Q2'20		Q1'20		Q4'19	
Core pre-tax, pre-provision earnings:										
Pre-tax, pre-provision earnings	$	19,529	$	14,198	$	8,118	$	6,372	$	7,680
Adjustments:										
Sale of Impaired Credit	$	-	$	-	$	-	$	-	$	-
(Gain)/Loss Former Bank Premises & Equipment	$	(158)	$	635	$	-	$	(126)	$	125
(Gain)/Loss on Sale of Securities	$	(15)	$	(95)	$	-	$	(25)	$	(22)
(Gain)/Loss on Sale of Banking Center	$	-	$	-	$	-	$	-	$	-
Early Lease Termination Penalty	$	-	$	-	$	-	$	-	$	-
Acquisition-related expenses	$	568	$	1,206	$	6,573	$	1,212	$	76
Stock Option Exercises	$	-	$	-	$	-	$	71	$	-
Core pre-tax, pre-provision earnings	$	19,924	$	15,944	$	14,691	$	7,504	$	7,859

Note: Dollars in thousands.